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                                                               Exhibit No. 10(b)



                              Consent of Attorneys

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                 [ROUTIER, MACKEY AND JOHNSON, P.C. LETTERHEAD]


                               September 14, 1995

                               CONSENT OF COUNSEL


     We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus forming part of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Glenbrook Life and Annuity Company Variable Annuity Account (File No. 33-91914), to be filed with the Securities and Exchange Commission on or about September 15, 1995.

                                        Routier, Mackey and Johnson, P.C.


                                        By:  /s/ GREGOR B. MCCURDY
                                           ------------------------------
                                           Gregor B. McCurdy